UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2024

VITAL ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 E. Second Street	Suite 1000
Tulsa	Oklahoma	74120
(Address of principal executive offices)		(Zip code)
 Registrant's telephone number, including area code: (918) 513-4570

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2024, the board of directors (the "Board") of Vital Energy, Inc. (the "Company") approved, subject to stockholder approval, the amendment and restatement of the Company's Omnibus Equity Incentive Plan (as amended from time to time, the "Amended Plan"), to increase the number of shares of the Company's common stock, par value $0.01 (the "Common Stock"), available for issuance under the Amended Plan by 900,000 shares. The additional shares of the Company's Class A Common Stock authorized to be delivered under the Amended Plan will be registered pursuant to a registration statement on Form S-8.

As further described below under Item 5.07 of this Current Report on Form 8-K, on May 23, 2024, at the Company's 2024 annual meeting of stockholders (the "Annual Meeting"), the stockholders approved the Amended Plan, and it became effective as of May 23, 2024.

The summary of the Amended Plan in this Current Report on Form 8-K does not purport to be a complete description of all provisions of the Amended Plan and is qualified in its entirety by reference to the full text of the Amended Plan, which is filed herewith as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in greater detail under Item 5.07 below, the Company held the Annual Meeting on Thursday, May 23, 2024. At the Annual Meeting, upon the recommendation of the Board, the Company's stockholders approved certain amendments to the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to clarify and eliminate obsolete provisions.

The Company's Second Amended and Restated Certificate of Incorporation (the "A&R Certificate of Incorporation"), which integrates the amendments to the Certificate of Incorporation approved by the Company's stockholders at the Annual meeting, became effective immediately upon filing with the Secretary of State of the State of Delaware on May 28, 2024. A description of the A&R Certificate of Incorporation is provided in "Proposal Eight: Approval by Majority Vote of Amendments to the Certificate of Incorporation to Clarify and Eliminate Obsolete Provisions" and "Proposal Nine: Approval by Supermajority Vote of Amendments to the Certificate of Incorporation to Clarify and Eliminate Obsolete Provisions" of the Company's definitive proxy statement on Schedule 14A for the Annual Meeting that filed with filed with the U.S. Securities and Exchange Commission on April 8, 2024 (the "Proxy Statement"), which description and text are incorporated herein by reference.

The foregoing description of the terms of the A&R Certificate of Incorporation and the descriptions incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by the full text of the Amended and Restated Certificate of Incorporation, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, upon the recommendation of the Board, the Company's stockholders were requested to: (1) elect three Class II directors for a three-year term; (2) ratify the selection of Ernst & Young ("EY") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) hold an advisory vote approving the compensation of our named executive officers; (4) hold an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; (5) approve the amendment and restatement of the Company's Omnibus Equity Incentive Plan; (6) approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements to amend the Certificate of Incorporation; (7) approve the issuance of shares of Common Stock upon conversion of the Company's 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock, par value $0.01 per share (the "Preferred Stock"); (8) approve by majority vote amendments to the Certificate of Incorporation to clarify and eliminate obsolete provisions; (9) approve by supermajority vote amendments to the Certificate of Incorporation to clarify and eliminate obsolete provisions; and (10) approve an amendment to the Certificate of Incorporation to adopt limitations on the liability of officers similar to those that already exist for directors.

As of March 26, 2024, the record date for the Annual Meeting, there were 36,661,788 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and a total of 30,412,891 shares (approximately 82.95%) were represented in person or by proxy at the Annual Meeting, constituting a quorum. The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.The election of each of the three Class II directors for a three-year term was approved. The results of the vote were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Jarvis V. Hollingsworth	25,606,808	1,023,329	212,332	3,570,422
Lisa M. Lambert	25,713,512	918,950	210,007	3,570,422
Lori A. Lancaster	26,127,644	501,640	213,185	3,570,422

2.The proposal to ratify the selection of EY as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
29,892,263	327,844	192,784	0

3.The compensation of our named executive officers was approved on a non-binding, advisory basis. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
25,601,106	967,352	274,011	3,570,422

4.A frequency of one-year for future advisory votes on the compensation of our named executive officers was approved on a non-binding, advisory basis. The results of the vote were as follows:

ONE YEAR	TWO YEARS	THREE YEARS	VOTES ABSTAINED
25,674,922	67,958	819,271	280,318

The Board supports the advisory resolution, and will include a vote on executive compensation every year until the next non-binding advisory vote on the frequency of future executive compensation votes.

5.The proposal to approve the amendment and restatement of the Company's Omnibus Equity Incentive Plan was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
25,107,638	1,495,962	238,869	3,570,422

6.The proposal to approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements to amend the Certificate of Incorporation was not approved, as the affirmative vote of 75% in voting power of the outstanding voting stock of the Company was required for approval. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
26,241,051	369,650	231,768	3,570,422

7.The proposal to approve the issuance of shares of Common Stock upon conversion of the Company's 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
25,094,066	664,924	1,083,479	3,570,422

8.The proposal to approve, by majority vote, amendments to the Certificate of Incorporation to clarify and eliminate obsolete provisions were approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
29,848,377	286,676	277,838	0

9.The proposal to approve, by supermajority vote, amendments to the Certificate of Incorporation to clarify and eliminate obsolete provisions were approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
29,772,874	393,182	246,835	0

10.The proposal to approve an amendment to the Certificate of Incorporation to adopt limitations on the liability of officers similar to those that already exist for directors was not approved, as the affirmative vote of 75% in voting power of the outstanding voting stock of the Company was required for approval. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
25,705,383	892,190	244,896	3,570,422

Item 7.01. Regulation FD Disclosure.

On May 28, 2024, the Company announced its intention to mandatorily convert all outstanding shares of its Preferred Stock into shares of Common Stock on June 4, 2024 pursuant to the terms of the Certificate of Designations of 2.0% Cumulative Mandatorily Convertible Series A Preferred Stock (as amended). A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

On May 23, 2024, the Board approved an amendment to its existing share repurchase program to (i) increase the shares of Common Stock which the Company may purchase by $37.3 million (the "Additional Authorization") and (ii) extend the expiration date from May 27, 2024 to May 22, 2026. As a result of the Additional Authorization, the aggregate authorization under the Company's repurchase program increased from up to $200.0 million of shares of Common Stock to up to $237.3 million of shares of Common Stock. The share repurchase program does not obligate the Company to purchase any particular amount of Common Stock. The authorization for the share repurchase program may be terminated, suspended, increased or decreased by the Board in its discretion at any time. Repurchases of Common Stock by the Company will be made in accordance with applicable securities laws and may be made at management's discretion within parameters set by the Board from time to time in the open market, through privately negotiated transactions, or otherwise.

Since May 31, 2022 through May 23, 2024, the Company has repurchased 490,536 shares of Common Stock at an average price of approximately $76.00 per share, representing an aggregate purchase price of $37.3 million, excluding fees, commissions or other expenses related to repurchases. Including the Additional Authorization, there is $200.0 million remaining under the current Board authorized share repurchase plan.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities that the Company assumes, plans, expects, believes, intends, projects, indicates, enables, transforms, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events. Such statements are not guarantees of future performance and involve risks, assumptions and uncertainties. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. See the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and the Company's other filings with the SEC for a discussion of other risks and uncertainties. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Vital Energy, Inc., dated May 28, 2024.
10.1	Vital Energy, Inc. Amended and Restated Omnibus Equity Incentive Plan, dated May 23, 2024.
99.1	Press Release dated May 28, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL ENERGY, INC.

Date: May 28, 2024	By:	/s/ Mark Denny
Mark Denny
Executive Vice President—General Counsel and Secretary